As filed with the Securities and Exchange Commission on November 12, 2009

Registration No. 333-143867

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1
TO
FORM S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

QUEST DIAGNOSTICS INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	16-1387862 (I.R.S. Employer Identification No.)

Quest Diagnostics Incorporated
Three Giralda Farms
Madison, NJ 07940
(973) 520-2700
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

William J. O’Shaughnessy, Jr.
Quest Diagnostics Incorporated
Three Giralda Farms
Madison, NJ07940
(973) 520-2700
(Name, address, and telephone number
of agent for service)

Copies to:
Stephen T. Giove, Esq.
Shearman & Sterling LLP
599 Lexington Avenue
New York, New York 10022
(212) 848-4000

See Table of Additional Registrants

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement. If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.   ☑

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.   ☑

If this form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.   ☑

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

☑ Large accelerated filer	☐ Accelerated filer
☐ Non-accelerated filer (Do not check if a smaller reporting company)	☐ Smaller reporting company

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee (2)

Senior Debt Securities of Quest Diagnostics
Guarantees of Senior Debt Securities of Quest Diagnostics (3)

(1)	An unspecified aggregate initial offering price or number of the securities of each identified class is being registered as may from time to time be offered at unspecified price.

(2)	In accordance with Rule 456(b) and Rule 457(r), the Registrant is deferring payment of all of the registration fee.

(3)

Registrants listed on the Table of Additional Registrants may fully and unconditionally guarantee on an unsecured basis our senior debt securities. Pursuant to Rule 457(n), no separate fee will be required to be paid in respect of guarantees of our senior debt securities that are being registered concurrently.

TABLE OF ADDITIONAL REGISTRANTS

Name	State or other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
American Medical Laboratories Incorporated	Delaware	54-1983356
AmeriPath Consolidated Labs, Inc.	Florida	26-0003506
AmeriPath Florida, LLC	Delaware	65-0641688
AmeriPath Group Holdings, Inc.	Delaware	20-3746016
AmeriPath Holdings, Inc.	Delaware	61-1436296
AmeriPath Hospital Services Florida, LLC	Delaware	16-1702356
AmeriPath Indiana, LLC	Indiana	35-1937874
AmeriPath Intermediate Holdings, Inc.	Delaware	20-8388835
AmeriPath Kentucky, Inc.	Kentucky	62-1373947
AmeriPath Marketing USA, Inc.	Florida	65-1064707
AmeriPath Michigan, Inc.	Michigan	38-1880648
AmeriPath Mississippi, Inc.	Mississippi	64-0504003
AmeriPath New York, LLC	Delaware	65-0819138
AmeriPath North Carolina, Inc.	North Carolina	56-1272454
AmeriPath Ohio, Inc.	Delaware	31-1483746
AmeriPath Pennsylvania, LLC	Pennsylvania	25-1680680
AmeriPath Philadelphia, Inc.	New Jersey	22-2163419
AmeriPath SC, Inc.	South Carolina	11-3680559
AmeriPath Texas, LP	Texas	75-2530066
AmeriPath Wisconsin, LLC	Wisconsin	39-1091107
AmeriPath Youngstown Labs, Inc.	Ohio	34-1767704
AmeriPath, Inc.	Delaware	65-0642485
AmeriPath, LLC	Delaware	65-1046888
Anatomic Pathology Services, Inc.	Oklahoma	73-1563221
API No. 2, LLC	Delaware	65-1046886
APL Properties Limited Liability Company	Nevada	86-0864218
Arizona Pathology Group, Inc.	Arizona	86-0864486
Central Plains Holdings, Inc.	Kansas	48-1219588
Dermatopathology Services, Inc.	Alabama	63-0984892
Diagnostic Pathology Management Services, LLC	Oklahoma	73-1402878
Diagnostic Reference Services Inc.	Maryland	22-3479439
DPD Holdings, Inc.	Delaware	93-0988106
Enterix Inc.	Delaware	01-0529545
ExamOne World Wide of NJ, Inc.	New Jersey	22-2127674
ExamOne World Wide, Inc.	Pennsylvania	23-2057350
Focus Diagnostics, Inc.	Delaware	52-1604494
Focus Technologies Holding Company	Delaware	52-1445953
HemoCue, Inc.	California	33-0882550
Kailash B. Sharma, M.D., Inc.	Georgia	58-1416059
LabOne of Ohio, Inc.	Delaware	20-0310967
LabOne, Inc.	Missouri	43-1039532
MedPlus, Inc.	Ohio	48-1094982
MetWest Inc.	Delaware	33-0363116
Nichols Institute Diagnostics	California	95-2955451
Ocmulgee Medical Pathology Association, Inc.	Georgia	58-1267100
O’Quinn Medical Pathology Association, LLC	Georgia	58-1303376
Osborn Group Inc.	Delaware	48-1045507
Pathology Building Partnership	Maryland	51-1188454
PCA of Denver, Inc.	Tennessee	62-1721242
PCA of Nashville, Inc.	Tennessee	62-1729315
Peter G. Klacsmann, M.D., Inc.	Georgia	58-1441090
Quest Diagnostics Clinical Laboratories, Inc.	Delaware	38-2084239
Quest Diagnostics Finance Incorporated	Delaware	51-0390179
Quest Diagnostics Holdings Incorporated	Delaware	23-2324658

Name	State or other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Quest Diagnostics Incorporated (MD)	Maryland	52-0890739
Quest Diagnostics Incorporated (MI)	Michigan	38-1882750
Quest Diagnostics Incorporated (NV)	Nevada	88-0099333
Quest Diagnostics Investments Incorporated	Delaware	51-0314231
Quest Diagnostics LLC (CT)	Connecticut	06-1460613
Quest Diagnostics LLC (IL)	Illinois	36-4257926
Quest Diagnostics LLC (MA)	Massachusetts	04-3248020
Quest Diagnostics Nichols Institute (f/k/a Quest Diagnostics Incorporated) (CA)	California	95-2701802
Quest Diagnostics Nichols Institute, Inc.	Virginia	54-0854787
Quest Diagnostics of Pennsylvania Inc.	Delaware	22-3137283
Regional Pathology Consultants, LLC	Utah	87-0559208
Rocky Mountain Pathology, LLC	Utah	87-0526913
Sharon G. Daspit, M.D., Inc.	Georgia	58-1626140
Shoals Pathology Associates, Inc.	Alabama	63-0700856
Specialty Laboratories, Inc.	California	95-2961036
Strigen, Inc.	Utah	87-0651722
TID Acquisition Corp.	Delaware	22-3620117
Unilab Corporation	Delaware	71-0897031

EXPLANATORY NOTE

This Registration Statement on Form S-3 (Registration No. 333-143867) of Quest Diagnostics Incorporated and its subsidiary guarantor registrants (the “Registration Statement”) is being amended to add AmeriPath Group Holdings, Inc., AmeriPath Holdings, Inc., AmeriPath Intermediate Holdings, Inc. and Medplus, Inc., all of which are subsidiaries of Quest Diagnostics Incorporated, as co-registrants that are, or may potentially be, guarantors of some or all of the debt securities with respect to which offers and sales are registered under this Registration Statement. No changes or additions are being made hereby to the base prospectus that already forms a part of the Registration Statement. Accordingly, such base prospectus is being omitted from this filing.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution.

The following table sets forth all fees and expenses payable by the registrant in connection with the issuance and distribution of the securities being registered hereby (other than underwriting discounts and commissions). All of such expenses, except the SEC registration fee, are estimated.

Securities and Exchange Commission registration fee		*
Legal fees and expenses	$150,000
Trustee’s fees and expenses	$20,000
Accounting fees and expenses	$200,000
Printing expenses	$30,000
Miscellaneous	$30,000

Total	$430,000

*	Deferred in accordance with Rules 456(b) and 457(r) of the Securities Act of 1933.

Item 15. Indemnification of Directors and Officers.

Limitation on Liability of Directors

Pursuant to authority conferred by Section 102 of the Delaware General Corporation Law (the “DGCL”), Paragraph 11 of our certificate of incorporation (the “Certificate”) eliminates the personal liability of directors to us or our stockholders for monetary damages for breach of fiduciary duty, including, without limitation, directors serving on committees of our board of directors. Directors remain liable for (1) any breach of the duty of loyalty to us or our stockholders, (2) any act or omission not in good faith or which involves intentional misconduct or a knowing violation of law, (3) any violation of Section 174 of the DGCL, which proscribes the payment of dividends and stock purchases or redemptions under certain circumstances, and (4) any transaction from which directors derive an improper personal benefit.

Indemnification and Insurance

In accordance with Section 145 of the DGCL, which provides for the indemnification of directors, officers and employees under certain circumstances, Section 7.01 of our By-Laws and Section 11 of our Certificate each grant our directors and officers a right to indemnification, to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) for all expenses, liabilities and losses reasonably incurred by each director or officer who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative proceedings to which they are a party (1) by reason of the fact that they are or were our directors or officers or (2) by reason of the fact that, while they are or were our directors or officers, they are or were serving at our request as directors or officers of another corporation, partnership, joint venture, trust or enterprise including service with respect to employee benefit plans, and such indemnification shall continue as to former directors and officers and shall inure to the benefit of such directors’ and officers’ heirs, executors and administrators; provided, however, that, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by the person seeking indemnification only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

Each of the By-Laws and the Certificate further provides for the mandatory advancement of expenses incurred by officers and directors in defending such proceedings in advance of their final disposition upon delivery to us by the indemnitee of an undertaking to repay all amounts so advanced if it is ultimately determined that such indemnitee is not entitled to be indemnified. We may not indemnify or make advance payments to any person in connection with proceedings initiated against us by such person without the authorization of our board of directors.

In addition, Paragraph 11 of the Certificate provides that directors and officers therein described shall be indemnified to the fullest extent permitted by Section 145 of the DGCL, or any successor provisions or amendments thereunder.

In the event that any such successor provisions or amendments provide indemnification rights broader than permitted prior thereto, Paragraph 11 of the Certificate allows such broader indemnification rights to apply retroactively with respect to any predating alleged action or inaction and also allows the indemnification to continue after an indemnitee has ceased to be our director or officer and to inure to the benefit of the indemnitee’s heirs, executors and administrators.

Each of the By-Laws and the Certificate further provides that the right to indemnification is not exclusive of any other right that any indemnitee may have or thereafter acquire under any statute, the Certificate, any agreement or vote of stockholders or disinterested directors or otherwise, and allows us to indemnify and advance expenses to any person whom the corporation has the power to indemnify under the DGCL or otherwise.

Our By-Laws further provide that should any repeal or modification of any of the provisions of Section 7.01 occur, such changes would not adversely affect any right or protection of any director, officer or other person in respect of any proceeding arising out of, or related to, any act or omission occurring prior to the time of such repeal or modification.

The form of underwriting agreement to be filed as Exhibit 1.1 hereto will provide for the indemnification of the registrant, its controlling persons, its directors and certain of its officers by the underwriters against certain liabilities, including liabilities under the Securities Act.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted for directors and officers and controlling persons pursuant to the foregoing provisions, we have been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Each of the By-Laws and the Certificate authorizes us to purchase insurance for our directors and officers and persons who serve at our request as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or enterprise against any expense, liability or loss incurred in such capacity, whether or not we would have the power to indemnify such persons against such expense or liability under the DGCL. We intend to maintain insurance coverage of our officers and directors as well as insurance coverage to reimburse us for potential costs of our corporate indemnification of directors and officers.

Pursuant to an Amended and Restated Employment Agreement, dated as of November 7, 2008, the Corporation is required to indemnify (including advancement of expenses) Surya N. Mohapatra to the full extent permitted by law and the Corporation’s By-laws, and to include him as an insured person under the Corporation’s directors’ and officers’ liability insurance policy.

Item 16. Exhibits and Financial Statements Schedules.

The exhibits to this registration statement are listed in the Exhibit Index to this registration statement, which Exhibit Index is hereby incorporated by reference.

Item 17. Undertakings.

The undersigned registrant hereby undertakes:

(1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of senior debt securities offered (if the total dollar value of senior debt securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (1)(i), (1)(ii) and (1)(iii) above do not apply if information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement;

(2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the senior debt securities offered therein, and the offering of such senior debt securities at that time shall be deemed to be the initial bona fide offering thereof;

(3) to remove from registration by means of a post-effective amendment any of the senior debt securities being registered which remain unsold at the termination of the offering;

(4) that, for the purpose of determining any liability under the Securities Act of 1933 to any purchaser:

(i) each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii) each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5) or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier date such form of prospectus is first used after effectiveness or the date of the first contract of sale of senior debt securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the senior debt securities in the registration statement to which the prospectus relates, and the offering of such senior debt securities at that time shall be deemed to be the initial bona fide offering thereof; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date;

(5) that, for the purpose of determining liability of a registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the senior debt securities, the undersigned registrant undertakes that in a primary offering of senior debt securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the senior debt securities to the purchaser, if the senior debt securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such senior debt securities to such purchaser:

(i) any preliminary prospectus or prospectus of an undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by an undersigned registrant;

(iii) the portion of any other free writing prospectus relating to the offering containing material information about an undersigned registrant or its senior debt securities provided by or on behalf of the undersigned registrant; and

(iv) any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the senior debt securities offered therein, and the offering of such senior debt securities at that time shall be deemed to be the initial bona fide offering thereof.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions set forth in response to Item 15, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the senior debt securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Trust Indenture Act.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

QUEST DIAGNOSTICS INCORPORATED

By:	* Name: Surya N. Mohapatra, Ph.D. Title: Chairman of the Board and President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates indicated.

Signature	Title

* Surya N. Mohapatra, Ph.D.	Chairman of the Board, President and Director (principal executive officer)
* Robert A. Hagemann	Senior Vice President and Chief Financial Officer (principal financial officer)
* Thomas F. Bongiorno	Vice President, Corporate Controller and Chief Accounting Officer (principal accounting officer)
* John C. Baldwin, MD	Director
* Jenne K. Britell, Ph.D.	Director
* William F. Buehler	Director
* Rosanne Haggerty	Director
* Gary M. Pfeiffer	Director
* Daniel C. Stanzione, Ph.D.	Director
* Gail R. Wilensky, Ph.D	Director
* John B. Ziegler	Director

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

QUEST DIAGNOSTICS HOLDINGS INCORPORATED

By:	* Name: Surya N. Mohapatra, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Surya N. Mohapatra, Ph.D.	President (principal executive officer)
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)
/S/ CATHERINE T. DOHERTY Catherine T. Doherty	Director

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

QUEST DIAGNOSTICS CLINICAL LABORATORIES, INC.

By:	* Name: Surya N. Mohapatra, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Surya N. Mohapatra, Ph.D.	President (principal executive officer)
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)
/S/ CATHERINE T. DOHERTY Catherine T. Doherty	Director

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

QUEST DIAGNOSTICS NICHOLS INSTITUTE

By:	* Name: Surya N. Mohapatra, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Surya N. Mohapatra, Ph.D.	President (principal executive officer)
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)
/S/ CATHERINE T. DOHERTY Catherine T. Doherty	Director

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

QUEST DIAGNOSTICS INCORPORATED (NV)

By:	* Name: Surya N. Mohapatra, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Surya N. Mohapatra, Ph.D.	President (principal executive officer)
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)
/S/ CATHERINE T. DOHERTY Catherine T. Doherty	Director

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

QUEST DIAGNOSTICS INCORPORATED (MD)

By:	* Name: Surya N. Mohapatra, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Surya N. Mohapatra, Ph.D.	President (principal executive officer)
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)
/S/ CATHERINE T. DOHERTY Catherine T. Doherty	Director

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

QUEST DIAGNOSTICS LLC (IL)

By:	* Name: Surya N. Mohapatra, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Surya N. Mohapatra, Ph.D.	President (principal executive officer)
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)
/S/ CATHERINE T. DOHERTY Catherine T. Doherty	Director

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

QUEST DIAGNOSTICS LLC (CT)

By:	* Name: Surya N. Mohapatra, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Surya N. Mohapatra, Ph.D.	President (principal executive officer)
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)
/S/ CATHERINE T. DOHERTY Catherine T. Doherty	Director

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

QUEST DIAGNOSTICS LLC (MA)

By:	* Name: Surya N. Mohapatra, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Surya N. Mohapatra, Ph.D.	President (principal executive officer)
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)
/S/ CATHERINE T. DOHERTY Catherine T. Doherty	Director

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

QUEST DIAGNOSTICS INCORPORATED (MI)

By:	* Name: Surya N. Mohapatra, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Surya N. Mohapatra, Ph.D.	President (principal executive officer)
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)
/S/ CATHERINE T. DOHERTY Catherine T. Doherty	Director

*	The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

QUEST DIAGNOSTICS OF PENNSYLVANIA INC.

By:	* Name: Surya N. Mohapatra, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Surya N. Mohapatra, Ph.D.	President (principal executive officer)
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)
/S/ CATHERINE T. DOHERTY Catherine T. Doherty	Director

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

AMERICAN MEDICAL LABORATORIES INCORPORATED

By:	* Name: Surya N. Mohapatra, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Surya N. Mohapatra, Ph.D.	President (principal executive officer)
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)
/S/ CATHERINE T. DOHERTY Catherine T. Doherty	Director

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

APL PROPERTIES LIMITED LIABILITY COMPANY

By:	* Name: Surya N. Mohapatra, Ph.D. Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Surya N. Mohapatra, Ph.D.	President (principal executive officer)
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)
/S/ CATHERINE T. DOHERTY Catherine T. Doherty	Director

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

METWEST INC.

By:	* Name: Surya N. Mohapatra, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Surya N. Mohapatra, Ph.D.	President (principal executive officer)
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)
/S/ CATHERINE T. DOHERTY Catherine T. Doherty	Director

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

NICHOLS INSTITUTE DIAGNOSTICS

By:	/S/ JOHN G. HURRELL Name: John G. Hurrell Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

/S/ JOHN G. HURRELL John G. Hurrell	President (principal executive officer)
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)
/S/ CATHERINE T. DOHERTY Catherine T. Doherty	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

QUEST DIAGNOSTICS NICHOLS INSTITUTE, INC.

By:	* Name: Surya N. Mohapatra, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Surya N. Mohapatra, Ph.D.	President (principal executive officer)
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)
/S/ CATHERINE T. DOHERTY Catherine T. Doherty	Director

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

DPD HOLDINGS, INC.

By:	* Name: Surya N. Mohapatra, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Surya N. Mohapatra, Ph.D.	President (principal executive officer)
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)
/S/ CATHERINE T. DOHERTY Catherine T. Doherty	Director

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

DIAGNOSTIC REFERENCE SERVICES INC.

By:	* Name: Surya N. Mohapatra, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Surya N. Mohapatra, Ph.D.	President (principal executive officer)
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)
/S/ CATHERINE T. DOHERTY Catherine T. Doherty	Director

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

PATHOLOGY BUILDING PARTNERSHIP

By:	QUEST DIAGNOSTICS INCORPORATED (MD)
By:	* Name: Surya N. Mohapatra, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Surya N. Mohapatra, Ph.D.	President (principal executive officer)
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)
/S/ CATHERINE T. DOHERTY Catherine T. Doherty	Director

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Athens, State of Georgia, on November 12, 2009.

QUEST DIAGNOSTICS INVESTMENTS INCORPORATED

By:	* Name: Robert S. Galen Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Signature	Title

* Robert S. Galen	President and Director
* Louis M. Heidelberger	Director

*	The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Athens, State of Georgia, on November 12, 2009.

QUEST DIAGNOSTICS FINANCE INCORPORATED

By:	* Name: Robert S. Galen Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Signature	Title

* Robert S. Galen	President and Director
* Louis M. Heidelberger	Director

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

UNILAB CORPORATION

By:	* Name: Surya N. Mohapatra, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Surya N. Mohapatra, Ph.D.	President (principal executive officer)
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)
/S/ CATHERINE T. DOHERTY Catherine T. Doherty	Director

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

LABONE, INC.

By:	* Name: Surya N. Mohapatra, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Surya N. Mohapatra, Ph.D.	President (principal executive officer)
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)
/S/ CATHERINE T. DOHERTY Catherine T. Doherty	Director

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

EXAMONE WORLD WIDE, INC.

By:	* Name: Surya N. Mohapatra, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Surya N. Mohapatra, Ph.D.	President (principal executive officer)
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)
/S/ CATHERINE T. DOHERTY Catherine T. Doherty	Director

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

EXAMONE WORLD WIDE OF NJ, INC.

By:	* Name: Surya N. Mohapatra, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Surya N. Mohapatra, Ph.D.	President (principal executive officer)
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)
/S/ CATHERINE T. DOHERTY Catherine T. Doherty	Director

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

CENTRAL PLAINS HOLDINGS, INC.

By:	* Name: Surya N. Mohapatra, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Surya N. Mohapatra, Ph.D.	President (principal executive officer)
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)
/S/ CATHERINE T. DOHERTY Catherine T. Doherty	Director

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

LABONE OF OHIO, INC.

By:	* Name: Surya N. Mohapatra, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Surya N. Mohapatra, Ph.D.	President (principal executive officer)
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)
/S/ CATHERINE T. DOHERTY Catherine T. Doherty	Director

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

OSBORN GROUP INC.

By:	* Name: Surya N. Mohapatra, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Surya N. Mohapatra, Ph.D.	President (principal executive officer)
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)
/S/ CATHERINE T. DOHERTY Catherine T. Doherty	Director

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

FOCUS TECHNOLOGIES HOLDING COMPANY

By:	* Name: Joan E. Miller, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Joan E. Miller, Ph.D.	President (principal executive officer) and Director
/S/ ROBERT F. O’KEEF Robert F. O’Keef	Vice President and Treasurer (principal financial officer)
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)
/S/ CATHERINE T. DOHERTY Catherine T. Doherty	Director

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

FOCUS DIAGNOSTICS, INC.

By:	* Name: Joan E. Miller, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Joan E. Miller, Ph.D.	President (principal executive officer) and Director
/S/ ROBERT F. O’KEEF Robert F. O’Keef	Vice President and Treasurer (principal financial officer)
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)
/S/ CATHERINE T. DOHERTY Catherine T. Doherty	Director

*	The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

ENTERIX INC.

By:	/S/ PAUL L. RUST Name: Paul L. Rust Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

/S/ PAUL L. RUST Paul L. Rust	President (principal executive officer) and Director
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer)
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)
/S/ CATHERINE T. DOHERTY Catherine T. Doherty	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

HEMOCUE, INC.

By:	* Name: Paul L. Rust Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Paul L. Rust	President (principal executive officer) and Director
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer)
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)
/S/ CATHERINE T. DOHERTY Catherine T. Doherty	Director

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

AMERIPATH, INC.

By:	* Name: Joan E. Miller, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Joan E. Miller, Ph.D.	President (principal executive officer) and Director
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

AMERIPATH CONSOLIDATED LABS, INC.

By:	* Name: Joan E. Miller, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Joan E. Miller, Ph.D.	President (principal executive officer) and Director
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

AMERIPATH FLORIDA, LLC

By:	* Name: Joan E. Miller, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Joan E. Miller, Ph.D.	President (principal executive officer) and Director of AmeriPath, Inc., the sole member of AmeriPath Florida, LLC.
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director of AmeriPath, Inc., the sole member of AmeriPath Florida, LLC.
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

AMERIPATH HOSPITAL SERVICES FLORIDA, LLC

By:	* Name: Joan E. Miller, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Joan E. Miller, Ph.D.	President (principal executive officer) and Director of AmeriPath, Inc., the sole member of AmeriPath Florida, LLC.
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director of AmeriPath, Inc., the sole member of AmeriPath Florida, LLC.
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

AMERIPATH INDIANA, LLC

By:	* Name: Joan E. Miller, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Joan E. Miller, Ph.D.	President (principal executive officer) and Director of AmeriPath, Inc., the sole member of AmeriPath Indiana, LLC.
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director of AmeriPath, Inc., the sole member of AmeriPath Indiana, LLC.
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

AMERIPATH KENTUCKY, INC.

By:	* Name: Joan E. Miller, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Joan E. Miller, Ph.D.	President (principal executive officer) and Director
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)
/S/ JAMES P. BODNAR James P. Bodnar, M.D.	Director

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

AMERIPATH MARKETING USA, INC.

By:	* Name: Joan E. Miller, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Joan E. Miller, Ph.D.	President (principal executive officer) and Director
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

AMERIPATH MICHIGAN, INC.

By:	* Name: Joan E. Miller, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Joan E. Miller, Ph.D.	President (principal executive officer) and Director
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)

*	The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

AMERIPATH MISSISSIPPI, INC.

By:	* Name: Joan E. Miller, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Joan E. Miller, Ph.D.	President (principal executive officer) and Director
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

AMERIPATH NEW YORK, LLC

By:	* Name: Joan E. Miller, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Joan E. Miller, Ph.D.	President (principal executive officer) and Director of AmeriPath, Inc., the sole member of AmeriPath New York, LLC
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director of AmeriPath, Inc., the sole member of AmeriPath New York, LLC
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

AMERIPATH NORTH CAROLINA, INC.

By:	* Name: Joan E. Miller, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Joan E. Miller, Ph.D.	President (principal executive officer) and Director
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

AMERIPATH OHIO, INC.

By:	* Name: Joan E. Miller, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Joan E. Miller, Ph.D.	President (principal executive officer) and Director
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

AMERIPATH PENNSYLVANIA, LLC

By:	* Name: Joan E. Miller, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Joan E. Miller, Ph.D.	President (principal executive officer) and Director of AmeriPath, Inc., the sole member of AmeriPath Pennsylvania, LLC
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director of AmeriPath, Inc., the sole member of AmeriPath Pennsylvania, LLC
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

AMERIPATH PHILADELPHIA, INC.

By:	* Name: Joan E. Miller, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Joan E. Miller, Ph.D.	President (principal executive officer) and Director
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

AMERIPATH SC, INC.

By:	* Name: Joan E. Miller, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Joan E. Miller, Ph.D.	President (principal executive officer) and Director
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

AMERIPATH TEXAS, L.P.

By:	AMERIPATH, LLC
By:	* Name: Joan E. Miller, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Joan E. Miller, Ph.D.	President (principal executive officer) and Director of AmeriPath, Inc., the sole member of AmeriPath LLC, the general partner of AmeriPath Texas, L.P.
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director of AmeriPath, Inc., the sole member of AmeriPath LLC, the general partner of AmeriPath Texas, L.P.
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

AMERIPATH YOUNGSTOWN LABS, INC.

By:	* Name: Joan E. Miller, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Joan E. Miller, Ph.D.	President (principal executive officer) and Director
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

AMERIPATH WISCONSIN, LLC

By:	* Name: Joan E. Miller, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Joan E. Miller, Ph.D.	President (principal executive officer) and Director of AmeriPath, Inc., the sole member of AmeriPath Wisconsin, LLC
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director of AmeriPath, Inc., the sole member of AmeriPath Wisconsin, LLC
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)

*	The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

AMERIPATH, LLC

By:	* Name: Joan E. Miller, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Joan E. Miller, Ph.D.	President (principal executive officer) and Director of AmeriPath, Inc., the sole member of AmeriPath, LLC
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director of AmeriPath, Inc., the sole member of AmeriPath, LLC
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

ANATOMIC PATHOLOGY SERVICES, INC.

By:	* Name: Joan E. Miller, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Joan E. Miller, Ph.D.	President (principal executive officer) and Director
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

API NO. 2, LLC

By:	* Name: Joan E. Miller, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Joan E. Miller, Ph.D.	President (principal executive officer) and Director of AmeriPath, Inc., the member of API No. 2, LLC
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director of AmeriPath, Inc., the member of API No. 2, LLC
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

ARIZONA PATHOLOGY GROUP, INC.

By:	* Name: Joan E. Miller, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Joan E. Miller, Ph.D.	President (principal executive officer) and Director
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

DERMATOPATHOLOGY SERVICES, INC.

By:	* Name: Joan E. Miller, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Joan E. Miller, Ph.D.	President (principal executive officer) and Director
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

DIAGNOSTIC PATHOLOGY MANAGEMENT SERVICES, LLC

By:	* Name: Joan E. Miller, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Joan E. Miller, Ph.D.	President (principal executive officer) and Director of AmeriPath, Inc., the sole member of Diagnostic Pathology Management Services, LLC
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director of AmeriPath, Inc., the sole member of Diagnostic Pathology Management Services, LLC
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

KAILASH B. SHARMA, M.D., INC.

By:	* Name: Joan E. Miller, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Joan E. Miller, Ph.D.	President (principal executive officer) and Director
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

OCMULGEE MEDICAL PATHOLOGY ASSOCIATION, INC.

By:	* Name: Joan E. Miller, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Joan E. Miller, Ph.D.	President (principal executive officer) and Director
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

O’QUINN MEDICAL PATHOLOGY ASSOCIATION, LLC

By:	* Name: Joan E. Miller, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Joan E. Miller, Ph.D.	President (principal executive officer) and Director of AmeriPath, Inc., the sole member of O’Quinn Medical Pathology Association, LLC
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director of AmeriPath, Inc., the sole member of O’Quinn Medical Pathology Association, LLC
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

PCA OF DENVER, INC.

By:	* Name: Joan E. Miller, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Joan E. Miller, Ph.D.	President (principal executive officer) and Director
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)

*	The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

PCA OF NASHVILLE, INC.

By:	* Name: Joan E. Miller, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Joan E. Miller, Ph.D.	President (principal executive officer) and Director
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

PETER G. KLACSMANN, M.D., INC.

By:	* Name: Joan E. Miller, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Joan E. Miller, Ph.D.	President (principal executive officer) and Director
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

REGIONAL PATHOLOGY CONSULTANTS, LLC

By:	* Name: Joan E. Miller, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Joan E. Miller, Ph.D.	President (principal executive officer) and Director of Strigen, Inc., the sole member of Regional Pathology Consultants, LLC
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director of Strigen, Inc., the sole member of Regional Pathology Consultants, LLC
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

ROCKY MOUNTAIN PATHOLOGY, LLC

By:	* Name: Joan E. Miller, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Joan E. Miller, Ph.D.	President (principal executive officer) and Director of Strigen, Inc., the sole member of Rocky Mountain Pathology, LLC
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director of Strigen, Inc., the sole member of Rocky Mountain Pathology, LLC
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

SHARON G. DASPIT, M.D., INC.

By:	* Name: Joan E. Miller, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Joan E. Miller, Ph.D.	President (principal executive officer) and Director
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

SHOALS PATHOLOGY ASSOCIATES, INC.

By:	* Name: Joan E. Miller, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Joan E. Miller, Ph.D.	President (principal executive officer) and Director
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

SPECIALTY LABORATORIES, INC.

By:	* Name: Joan E. Miller, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Joan E. Miller, Ph.D.	President (principal executive officer) and Director
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

STRIGEN, INC.

By:	* Name: Joan E. Miller, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Joan E. Miller, Ph.D.	President (principal executive officer) and Director
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

TID ACQUISITION CORP.

By:	* Name: Joan E. Miller, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

* Joan E. Miller, Ph.D.	President (principal executive officer) and Director
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)

*

The undersigned, by signing their names hereto, sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors and filed with the Securities and Exchange Commission.

By:	/S/ LEO C. FARRENKOPF, JR. Leo C. Farrenkopf, Jr.	Attorney-in-Fact	November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

AMERIPATH GROUP HOLDINGS, INC.

By:	/S/ JOAN E. MILLER Name: Joan E. Miller, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

/S/ JOAN E. MILLER Joan E. Miller, Ph.D.	President (principal executive officer) and Director
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

AMERIPATH HOLDINGS, INC.

By:	/S/ JOAN E. MILLER Name: Joan E. Miller, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

/S/ JOAN E. MILLER Joan E. Miller, Ph.D.	President (principal executive officer) and Director
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

AMERIPATH INTERMEDIATE HOLDINGS, INC.

By:	/S/ JOAN E. MILLER Name: Joan E. Miller, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

/S/ JOAN E. MILLER Joan E. Miller, Ph.D.	President (principal executive officer) and Director
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of New Jersey, on November 12, 2009.

MEDPLUS, INC.

By:	/S/ SURYA N. MOHAPATRA Name: Surya N. Mohapatra, Ph.D. Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on November 12, 2009 by the following persons in the capacities and on the dates as indicated.

Each individual whose manual signature appears below constitutes and appoints Michael E. Prevoznik and William J. O’Shaughnessy, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title

/S/ SURYA N. MOHAPATRA Surya N. Mohapatra, Ph.D.	President (principal executive officer)
/S/ MICHAEL G. LUKAS Michael G. Lukas	Vice President (principal financial officer) and Director
/S/ THOMAS F. BONGIORNO Thomas F. Bongiorno	Vice President and Controller (principal accounting officer)
/S/ CATHERINE T. DOHERTY Catherine T. Doherty	Director

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
*1.1	Form of Underwriting Agreement for Debt Securities.
3.1

Restated Certificate of Incorporation of Quest Diagnostics Incorporated (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: May 31, 2001, and incorporated herein by reference).

3.2

Certification of Amendment to Restated Certificate of Incorporation of Quest Diagnostics Incorporated (filed as an Exhibit to the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2006 and incorporated herein by reference).

3.3	Amended and Restated By-Laws of Quest Diagnostics Incorporated (filed as an Exhibit to the Company’s current report on Form 8-K dated February 13, 2009 and incorporated herein by reference).
4.1

Indenture dated as of June 27, 2001, among the Company, the Subsidiary Guarantors, and the Bank of New York (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: June 27, 2001) and incorporated herein by reference).

4.2

First Supplemental Indenture, dated as of June 27, 2001, among the Company, the Subsidiary Guarantors, and the Bank of New York (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: June 27, 2001) and incorporated herein by reference).

4.3

Second Supplemental Indenture, dated as of November 26, 2001, among the Company, the Subsidiary Guarantors, and the Bank of New York (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: November 26, 2001) and incorporated herein by reference).

4.4

Third Supplemental Indenture, dated as of April 4, 2002, among the Company, the Additional Subsidiary Guarantors, and the Bank of New York (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: April 1, 2002) and incorporated herein by reference).

4.5

Fourth Supplemental Indenture, dated as of March 19, 2003, among Unilab Corporation (f/k/a Quest Diagnostics Newco Incorporated), the Company, The Bank of New York, and the Subsidiary Guarantors (filed as an Exhibit to the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2003 and incorporated herein by reference).

4.6

Fifth Supplemental Indenture, dated as of April 16, 2004, among Unilab Acquisition Corporation (d/b/a FNA Clinics of America), the Company, The Bank of New York, and the Subsidiary Guarantors (filed as an Exhibit to the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2004 and incorporated herein by reference).

4.7

Sixth Supplemental Indenture, dated as of October 31, 2005, among the Company, The Bank of New York, and the Subsidiary Guarantors (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: October 31, 2005) and incorporated herein by reference).

4.8

Seventh Supplement Indenture, dated as of November 21, 2005, among the Company, The Bank of New York, and the Subsidiary Guarantors (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: November 21, 2005) and incorporated herein by reference).

4.9

Eighth Supplemental Indenture, dated as of July 31, 2006, among the Company, The Bank of New York and the Subsidiary Guarantors (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: July 31, 2006) and incorporated herein by reference).

4.10

Ninth Supplemental Indenture, dated as of September 30, 2006, among the Company, The Bank of New York and the Subsidiary Guarantors (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: September 30, 2006) and incorporated herein by reference).

Exhibit Number	Description of Exhibit
4.11

Tenth Supplemental Indenture, dated as of June 22, 2007, among the Company, The Bank of New York, and the Subsidiary Guarantors (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: June 19, 2007) and incorporated herein by reference)

4.12

Eleventh Supplemental Indenture, dated as of June 22, 2007, among the Company, The Bank of New York, and the Additional Subsidiary Guarantors (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: June 19, 2007) and incorporated herein by reference)

4.13

Twelfth Supplemental Indenture, dated as of June 25, 2007, among the Company, The Bank of New York, and the Additional Subsidiary Guarantors (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: June 19, 2007) and incorporated herein by reference)

†5.1	Opinion of Shearman & Sterling LLP.
†12.1	Computation of Ratio of Earnings to Fixed Charges.
†23.1	Consent of Shearman & Sterling LLP (included in Exhibit 5.1).
†23.2	Consent of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for Quest Diagnostics Incorporated.
24.1	Powers of Attorney (previously filed or included in signature pages).
†25.1	Form T-1 Statement of Eligibility of the Senior Indenture Trustee.

*	Executed versions of this document will, if applicable, be filed by current report on Form 8-K after the issuance of the securities to which they relate.

†	Filed herewith.